Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
On December 31, 2024, CMB.TECH has sold the Suezmax Cap Lara (2007 - 158,826 dwt) for $33.2 million. The vessel is accounted for as a non-current asset held for sale as at December 31, 2024, and has a carrying value of $14.4 million. The sale generates a gain of $18.8 million and was recognized upon delivery to the new owner on March 10, 2025.
On January 7, 2025, the Company took delivery of Newcastlemax Mineral Portugal (2025 - 210,754 dwt).

On January 9, 2025, FRS Windcat Offshore Logistics Limited entered into a €22.9 million ($23.8 million) senior secured amortizing term loan facility which replaces the €9.5 million Senior Secured Credit Facility and will also be used to finance the acquisition of the Hydrocat 55, FRS Windcat 61, FRS Windcat 62, FRS Windcat 64 and FRS Windcat 65. The facility has been concluded with Rabobank and carries a fixed interest rate of 4.15% during the first 3 years and a floating interest rate of EURIBOR plus a margin, which is still to be determined, thereafter. The facility has a duration of 5 years.

On January 13, 2025, Windcat Workboats International BV, a subsidiary of CMB.TECH, has ordered a newbuild hydrogen powered (dual fuel) multifunctional port utility vessel (MPHUV) with Neptune Construction for an amount of $6.1 million. Delivery is scheduled end 2025, beginning 2026.

On January 23, 2025, the Company took delivery of Newcastlemax Mineral Osterreich (2025- 210,761 dwt).

On January 27, 2025, VLCC Alsace (2012 – 299,999 dwt) has successfully been delivered to its new owner. The vessel was accounted for as a non-current asset held for sale as at December 31, 2024, and had a carrying value of $69.4 million. The net gain on the vessel amounts to $27.5 million and was recognized upon delivery to her new owners on January 27, 2025.

On February 4, 2025, Ammonia Carrier AS, a subsidiary of CMB.TECH Enterprises, has successfully concluded a pre- and post-delivery multicurrency revolving facility on a 1,400 TEU newbuild container vessel for a total commitment of $26.3 million. The facility has a tenor of 7 years as from delivery.

On March 4, 2025, the Company announced that it entered into a share purchase agreement with Hemen Holding Limited ("Hemen") for the acquisition of 81,363,730 shares in Golden Ocean Group Limited ("Golden Ocean") representing approximately 41% of Golden Ocean’s issued and outstanding voting shares at a price of $14.49 per share. The Share Purchase did not trigger a mandatory takeover bid or similar offer in Bermuda, Norway, the United States, or any other jurisdiction. This acquisition is in line with our strategic objective of diversification, and our intent to become a long-term shareholder in Golden Ocean and investing in a modern dry bulk fleet. The initial accounting and determination of goodwill is not yet complete and therefore no details on fair value of assets and liabilities acquired, fair value of consideration transferred nor accounting values can be disclosed, including existence of contingent liabilities.

On March 4, 2025, we entered into a $1.4 billion bridge facilities agreement with KBC Bank NV, Crédit Agricole CIB and Société Générale in view of the acquisition of shares in Golden Ocean. The bridge facilities agreement has an initial term of 9 months with the possibility to extend its term twice with an additional six months.

On March 12, 2025, CMB.TECH NV, through its subsidiary, purchased from Hemen the 81,363,730 shares in Golden Ocean.

On March 24, 2025, CMB.TECH NV announced that it has signed an agreement with Mitsui O.S.K. Lines, Ltd. (“MOL”) and MOL CHEMICAL TANKERS PTE. LTD. (“MOLCT”) for nine ammonia-powered vessels. These vessels will be among the world's first ammonia-powered Newcastlemax bulk carriers and chemical tankers. The delivery of these ships is expected between 2026 and 2029. This agreement between MOL/MOLCT, and CMB.TECH involves nine ammonia-powered ships. Three ammonia-fitted 210,000 dwt Newcastlemax bulk carriers currently on order at Qingdao Beihai Shipyard will be jointly owned by CMB.TECH and MOL and chartered to MOL for a period of 12 years each. Six chemical tankers - two ammonia-fitted and four ammonia-ready - have been ordered at China Merchants Jinling Shipyard (Yangzhou) by CMB.TECH and chartered to MOLCT for 10 and 7 years each respectively. The Newcastlemaxes will be delivered in 2026 and 2027, whilst the chemical tankers’ delivery is expected in 2028 and 2029.
On March 26, 2025, the Company took delivery of CTV Hydrocat 60.

On March 27, 2025, CMB.TECH NV filed a Schedule 13D/A to report that CMB.TECH NV indirectly acquired 7,347,277 additional shares in Golden Ocean in the open market following the Share Purchase. On March 27, 2025, CMB.TECH NV owned an aggregate of 88,711,007 shares in Golden Ocean, representing approximately 44.5% of Golden Ocean's outstanding voting shares.

On April 3, 2025, CMB.TECH NV filed a Schedule 13D/A to report that CMB.TECH NV indirectly acquired 9,689,297 additional shares in Golden Ocean in the open market following the Share Purchase. On April 3, 2025, CMB.TECH NV owned an aggregate of 98,400,304 shares in Golden Ocean, representing approximately 49.4% of Golden Ocean's outstanding voting shares.

On April 7, 2025, CMB.TECH has successfully concluded a pre- and post delivery term loan facility for the 5 VLCC’s that it currently has on order. The total commitment is $392.7 million with a tenor of 2 years (pre-delivery) and 12 years (post-delivery).